                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN CONSENT STATEMENT

                            SCHEDULE 14A INFORMATION

 CONSENT STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant|X|

Check the appropriate box:

         | | Preliminary Consent Statement

         | | Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))

         | | Definitive Consent Statement

         | | Definitive Additional Materials

         |X| Soliciting Material Under Rule 14a-12

                               BAIRNCO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                              BZ ACQUISITION CORP.
                             WARREN G. LICHTENSTEIN
                               HUGH F. CULVERHOUSE
                                 JOHN J. QUICKE
                                 ANTHONY BERGAMO
                                HOWARD M. LEITNER
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    (Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

         | | Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         | | Fee paid previously with preliminary materials:

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         | | Check box if any part of the fee is offset as  provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid

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         (2) Form, Schedule or Registration Statement No:

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         (3) Filing Party:

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         (4) Date Filed:

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         Steel  Partners  II, L.P.,  together  with the other  Participants  (as defined  below),  is filing  materials  contained in this  Schedule 14A with the
Securities  and Exchange  Commission  in  connection  with the  solicitation  of written consents from stockholders of Bairnco Corporation.

         On December 29, 2006,  Steel  Partners  II, L.P.  issued the  following press release:

PRESS RELEASE

FOR IMMEDIATE RELEASE:

         STEEL PARTNERS II WILL SOLICIT CONSENTS TO REMOVE DIRECTORS OF
                               BAIRNCO CORPORATION

     EXTENDS ITS TENDER OFFER FOR BAIRNCO SHARES TO MONDAY, JANUARY 29, 2007

         NEW YORK,  NY - DECEMBER 29, 2006 -- Steel  Partners  II, L.P.  ("Steel
Partners II") announced today that it is filing with the Securities and Exchange
Commission  a  preliminary  consent  solicitation   statement  relating  to  the
solicitation  of written  consents  from  stockholders  of  Bairnco  Corporation
(NYSE:BZ; "Bairnco") to take certain actions to facilitate its cash tender offer to  purchase  all of the  outstanding  shares of  Bairnco  for $12.00 per share, including  removing  the current  members of Bairnco's  board of  directors  and replacing them with five individuals nominated by Steel Partners II.

         Warren  Lichtenstein,  the managing  member of Steel Partners II, said,
"We believe that the current  directors of Bairnco are not acting,  and will not act, in  stockholders'  best  interests  with respect to our tender  offer.  The
Bairnco  board of  directors  has refused to take the steps  necessary  to allow stockholders to receive the cash tender offer price for their shares,  including opting out of Section 203 of the Delaware General  Corporation Law and redeeming the  "poison  pill"  rights plan that the board  implemented  in response to our tender offer. As a result, in order to allow Bairnco  stockholders to decide the future  of their  company  for  themselves,  we  intend  to  commence  a consent solicitation to replace  Bairnco's  current directors with five highly qualified individuals  who will have the ability,  subject to their fiduciary  duties,  to facilitate our tender offer."

         Steel Partners II further announced today that it has extended its cash tender offer for all of the common  stock of Bairnco not already  owned by it or its subsidiaries to 5:00 P.M., New York City time, on Monday,  January 29, 2007.
The tender offer was  previously set to expire at 5:00 P.M., New York City time, on Friday,  December 29, 2006. As of the close of business on December 28, 2006, a total of  2,030,726  shares had been  tendered in and not  withdrawn  from the offer,  which  together  with the  shares  owned by  Steel  Partners  II and its subsidiaries (including BZ Acquisition Corp.), represents approximately 43.1% of the total shares outstanding of Bairnco.

IMPORTANT INFORMATION REGARDING THE TENDER OFFER

BZ  Acquisition  Corp.,  a  wholly-owned  subsidiary  of Steel  Partners II, has commenced a tender  offer to purchase  all of the  outstanding  shares of common stock (and associated  preferred stock purchase rights) of Bairnco at $12.00 per share,  net to the  seller in cash,  without  interest.  The offer is  currently scheduled  to expire at 5:00 P.M.,  New York City time,  on Monday,  January 29,
2007, unless the offer is extended.

MacKenzie  Partners,  Inc. is the Information Agent for the tender offer and any questions  or requests  for the Offer to Purchase  and  related  materials  with respect to the tender offer may be directed to MacKenzie Partners, Inc.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY
OR THE  SOLICITATION OF AN OFFER TO SELL ANY SHARES.  THE  SOLICITATION  AND THE
OFFER TO BUY  BAIRNCO'S  COMMON STOCK IS ONLY BEING MADE PURSUANT TO AN OFFER TO
PURCHASE AND RELATED  MATERIALS THAT STEEL PARTNERS II HAS FILED (AND WILL FILE)
WITH THE  SECURITIES  AND EXCHANGE  COMMISSION.  STOCKHOLDERS  SHOULD READ THESE
MATERIALS  CAREFULLY BECAUSE THEY CONTAIN IMPORTANT  INFORMATION,  INCLUDING THE

TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS MAY OBTAIN THE OFFER TO PURCHASE
AND RELATED MATERIALS WITH RESPECT TO THE TENDER OFFER FREE AT THE SEC'S WEBSITE
AT WWW.SEC.GOV OR FROM STEEL PARTNERS II BY CONTACTING MACKENZIE PARTNERS,  INC.
TOLL-FREE  AT (800)  322-2885  OR  COLLECT  AT (212)  929-5500  OR VIA  EMAIL AT
BAIRNCO@MACKENZIEPARTNERS.COM.

IMPORTANT INFORMATION REGARDING THE CONSENT SOLICITATION

Steel  Partners II,  together with the other  Participants  (as defined  below), intends to make a preliminary filing with the Securities and Exchange Commission
(the "SEC") of a consent solicitation  statement relating to the solicitation of written consents from Bairnco stockholders.

STEEL  PARTNERS II  STRONGLY  ADVISES  ALL  STOCKHOLDERS  OF BAIRNCO TO READ THE
CONSENT  SOLICITATION  STATEMENT  WHEN IT IS  AVAILABLE  BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION.  SUCH CONSENT SOLICITATION STATEMENT WILL BE AVAILABLE AT
NO  CHARGE  ON THE  SEC'S  WEB  SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE
PARTICIPANTS IN THE SOLICITATION  WILL PROVIDE COPIES OF THE DEFINITIVE  CONSENT
SOLICITATION  STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD
BE DIRECTED TO THE PARTICIPANTS'  CONSENT SOLICITOR,  MACKENZIE PARTNERS,  INC.,
TOLL-FREE  AT (800)  322-2885  OR  COLLECT  AT (212)  929-5500  OR VIA  EMAIL AT
BAIRNCO@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN THE  CONSENT  SOLICITATION  ARE  ANTICIPATED  TO BE  STEEL
PARTNERS  II,  STEEL  PARTNERS,   L.L.C.,  BZ  ACQUISITION   CORP.,   WARREN  G.
LICHTENSTEIN, HUGH F. CULVERHOUSE, JOHN J. QUICKE, ANTHONY BERGAMO AND HOWARD M.
LEITNER (COLLECTIVELY,  THE "PARTICIPANTS").  STOCKHOLDERS OF BAIRNCO MAY OBTAIN
INFORMATION  REGARDING  THE  PARTICIPANTS'  DIRECT  OR  INDIRECT  INTERESTS,  BY
SECURITY  HOLDINGS OR OTHERWISE,  IN BAIRNCO BY REFERRING TO THE SCHEDULE 14A TO
BE FILED BY STEEL PARTNERS II WITH THE SEC LATER TODAY.

Any  forward-looking  statements  contained in this release are made pursuant to the safe harbor  provisions of the Private  Securities  Litigation Reform Act of
1995.  Forward-looking  statements are inherently  subject to a variety of risks and  uncertainties  that could cause actual  results to differ  materially  from those  projected.  These risks and  uncertainties  include,  among  others:  the willingness of Bairnco  stockholders  to tender their shares in the tender offer and the  number  and  timing of shares  tendered;  the  receipt  of third  party consents to the extent  required for the  acquisition;  and  satisfaction of the various  closing  conditions.  Other  important  factors that could cause actual results to differ materially are included but are not limited to those listed in
Bairnco's periodic reports and registration statements filed with the Securities and Exchange  Commission.  Steel  Partners II undertakes no obligation to update information contained in this release.

For additional information:

Media
Jason Booth and Terry Fahn
Sitrick And Company, Inc.
(310) 788-2850

Investors and Analysts
Daniel Sullivan and Bob Sandhu
Mackenzie Partners, Inc.
(212) 929-5500